UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 18, 2011

Mercedez-Benz Auto Receivables Trust 2011-1
(Exact name of Issuing Entity as specified in its charter)

Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)

State of Delaware	333-159281-03	37-6442370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan		48331
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.

In connection with the $1,547,500,000 Asset Backed Notes offered pursuant to the Prospectus dated July 12, 2011 and the Prospectus Supplement dated July 14, 2011, Mercedes-Benz Auto Receivables Trust 2011-1 (the “Issuer”) and Daimler Retail Receivables LLC (“Daimler Retail Receivables”) have entered into, or intend to enter into at closing, the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

1.1
Underwriting Agreement, dated July 14, 2011, among Daimler Retail Receivables, as depositor (the “Depositor”), Mercedes-Benz Financial Services USA LLC (“MBFS USA”) and RBS Securities Inc., Citigroup Global Markets Inc. and SG Americas Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 1, 2011, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of June 1, 2011, between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement, dated as of June 1, 2011, among the Issuer, the Depositor, and MBFS USA, as seller (the “Seller”) and as Servicer.

99.1	Administration Agreement, dated as of June 1, 2011, among the Issuer, MBFS USA, as administrator, the Depositor and the Indenture Trustee.

99.2	Receivables Purchase Agreement, dated as of June 1, 2011, between the Seller and Daimler Retail Receivables, as purchaser.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date:  July 19, 2011

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated July 14, 2011, among Daimler Retail Receivables LLC, Mercedes-Benz Financial Services USA LLC and RBS Securities Inc., Citigroup Global Markets Inc. and SG Americas Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 1, 2011, between Mercedes-Benz Auto Receivables Trust 2011-1 and U.S. Bank National Association, as indenture trustee.
4.2	Amended and Restated Trust Agreement, dated as of June 1, 2011, between Daimler Retail Receivables LLC and Wilmington Trust Company, as owner trustee.
10.1	Sale and Servicing Agreement, dated as of June 1, 2011, among Mercedes-Benz Auto Receivables Trust 2011-1, Daimler Retail Receivables LLC and Mercedes-Benz Financial Services USA LLC.
99.1
Administration Agreement, dated as of June 1, 2011, among Mercedes-Benz Auto Receivables Trust 2011-1, Daimler Retail Receivables LLC,  Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.

99.2	Receivables Purchase Agreement, dated as of June 1, 2011, between Mercedes-Benz Financial Services USA LLC and Daimler Retail Receivables LLC.